SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
May 25, 2010 (May 21, 2010)

DYNEGY INC.

DYNEGY HOLDINGS INC.
 (Exact name of registrant as specified in its charter)

Delaware Delaware	001-33443 000-29311	20-5653152 94-3248415
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana, Suite 5800, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400
(Registrant’s telephone number, including area code)

N.A.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On May 21, 2010, Dynegy Holdings Inc. (“DHI”) executed a new $150 million unsecured bilateral contingent letter of credit facility with Morgan Stanley Capital Group Inc.  Availability under the new facility will be tied to increases in spark spreads and power prices for 2012 positions.  Management believes this new letter of credit facility represents a cost-effective supplement to its liquidity position and will facilitate opportunistic commercial activities in a rising price environment.  A facility fee will accrue on the unutilized portion of the facility at an annual rate of 0.6 percent and letters of credit availability will accrue fees at an annual rate of 7.25 percent.  The facility will mature on December 31, 2012.

The foregoing is intended only to be a summary of the letter of credit facility and is qualified in its entirety by the agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

DHI entered into the Facility and Security Agreement on May 21, 2010, which is more fully described in Item 1.01 above and is incorporated by reference into this Item 2.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Directors.

On May 21, 2010, Dynegy Inc.’s (“Dynegy”) stockholders approved a reverse stock split of outstanding common stock at a ratio of 1-for-5.  This reverse stock split, effected on May 25, 2010, constituted a change in capitalization requiring automatic adjustment to outstanding equity-based compensation awards to reflect the reverse split.  Namely, outstanding option awards were reduced by a factor of five and the exercise price increased by a multiple of five, outstanding restricted stock and phantom stock unit awards were reduced by a factor of five, and outstanding performance unit award agreements were adjusted such that any stock performance goals were increased by a multiple of five.

The foregoing description of the changes does not purport to be complete and is qualified in its entirety by reference to the complete text of the Global Amendment to Equity-Based Compensation Arrangements, executed on May 25, 2010, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 21, 2010, Dynegy held its 2010 Annual Meeting of Stockholders.  A total of 509,763,752 shares of Dynegy’s Class A common stock were present or represented by proxy at the meeting.  During the meeting seven proposals were voted upon.  The votes were as follows:

Proposal 1 – Election of directors to serve until the 2011 annual meeting of stockholders, or until successors have been elected or appointed.

DIRECTOR	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
David W. Biegler	387,431,550	39,412,602	82,919,600
Thomas D. Clark, Jr.	390,301,106	36,543,046	82,919,600
Victor E. Grijalva	414,047,043	12,797,109	82,919,600
Patricia A. Hammick	411,679,780	15,164,372	82,919,600
Howard B. Sheppard	414,169,471	12,674,681	82,919,600
William L. Trubeck	390,498,388	36,345,764	82,919,600
Bruce A. Williamson	410,500,945	16,343,207	82,919,600

Proposal 2 – An amendment and restatement of Dynegy’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of outstanding common stock.

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
380,905,357	117,620,497	11,237,898	-

Proposal 3 – An amendment and restatement of Dynegy’s Amended and Restated Certificate of Incorporation to eliminate unnecessary and outdated provisions.

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
499,536,656	8,741,417	1,485,679	-

Proposal 4 – Approval of the Dynegy Inc. 2010 Long Term Incentive Plan.

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
281,706,418	49,172,461	95,965,273	82,919,600

Proposal 5 – Approval of the Dynegy Inc. Amended and Restated Incentive Compensation Plan.

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
303,307,604	27,514,979	96,021,569	82,919,600

Proposal 6 – Ratification of Ernst and Young LLP as Dynegy’s independent registered public accountants for the fiscal year ending December 31, 2010.

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
502,288,597	5,906,413	1,568,742	-

Proposal 7 – A stockholder proposal regarding greenhouse gas emissions.

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
61,270,576	319,709,573	45,864,003	82,919,600

Item 7.01	Regulation FD Disclosure

On May 21, 2010, Dynegy issued a press release reporting the results of its 2010 Annual Meeting of Stockholders.  A copy of the press release announcing the results is being furnished pursuant to Regulation FD as Exhibit 99.1 to this Current Report on Form 8-K.

Pursuant to General Instruction B.2 of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the information contained in the press release furnished as an exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.  In addition, the press release contains statements intended as “forward-looking statements” which are subject to the cautionary statements about forward-looking statements set forth in such press release.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Document
3.1 10.1 10.2

Dynegy’s Second Amended and Restated Certificate of Incorporation, amended as of May 21, 2010
Facility and Security Agreement, executed May 21, 2010
The Global Amendment to Equity-Based Compensation Arrangements, executed on May 25, 2010

99.1	Press release dated May 21, 2010, announcing results of Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Dated: May 25, 2010	By:	/s/ KENT R. STEPHENSON
	Name:	Kent R. Stephenson
	Title:	Senior Vice President, Deputy General Counsel

DYNEGY HOLDINGS INC.
(Registrant)

Dated: May 25, 2010	By:	/s/ KENT R. STEPHENSON
	Name:	Kent R. Stephenson
	Title:	Senior Vice President, Deputy General Counsel

EXHIBIT INDEX

Exhibit No.	Document
3.1 10.1 10.2

Dynegy’s Second Amended and Restated Certificate of Incorporation, amended as of May 21, 2010
Facility and Security Agreement, executed May 21, 2010
The Global Amendment to Equity-Based Compensation Arrangements, executed on May 25, 2010

99.1	Press release dated May 21, 2010, announcing results of Annual Meeting of Stockholders